SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 21, 1999

                                IOS CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

                           -------------------------


       DELAWARE                    File No. 0-20405               23-2493042
       --------                    ----------------               ----------
(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                 Number)                 Identification
                                                                   Number)


              1738 Bass Road, Macon, Georgia                    31210
              ------------------------------                    -----
        (Address of principal executive offices)             (Zip Code)


                                 (912) 471-2300
               Registrant's telephone number, including area code:


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On June 21, 1999, Russell Slack, who had been serving in an executive capacity for the Registrant, was appointed President of the Registrant.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        IOS CAPITAL, INC.



                                                   By:  /s/ Harry Kozee
                                                        ------------------------
                                                        Harry Kozee
                                                        Vice President - Finance





Dated: June 30, 1999